UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 18, 2008
F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)
FLORIDA

(State or Other Jurisdiction of Incorporation)

001-31940	25-1255406

(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA	16148

(Address of Principal Executive Offices)	(Zip Code)
(724) 981-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
As a result of the adoption of Internal Revenue Code Section (Code Section) 409A, F.N.B. Corporation (the Corporation) entered into an Amended and Restated Employment Agreement and an Amended and Restated Consulting Agreement with its Chairman, Stephen J. Gurgovits, on June 18, 2008. The purpose of the Amendments is to insure that the agreements comply with Code Section 409A and to consolidate and restate the original Employment Agreement and Amendment to Employment Agreement dated December 15, 2006 and separately to restate the Consulting Agreement (collectively, the “Agreements”). With the exception of these changes to Mr. Gurgovits’ Employment Agreement and Consulting Agreement, the terms of the Agreements remain otherwise unchanged. The foregoing description of the Amendment to Mr. Gurgovits’ Employment Agreement and Consulting Agreement is qualified in its entirety by reference to the subject Employment Agreement and Consulting Agreement which are incorporated by reference and attached as Exhibits 10.1 and 10.2, respectively.
The Corporation also announced the retirement of Gary J. Roberts, President and Chief Executive Officer of the Corporation’s banking subsidiary, First National Bank of Pennsylvania (FNBPA), effective June 30, 2008. Robert V. New, Jr., the Corporation’s President and Chief Executive Officer, will assume the responsibilities of Mr. Roberts as FNBPA President and CEO.
A copy of the press release announcing Mr. Roberts’ retirement is attached as Exhibit 99.1.
ITEM 8.01. OTHER EVENTS
On June 18, 2008, the Corporation announced the appointment of Vincent J. Delie, Jr. as Senior Executive Vice President and President of the Corporation’s Banking Group. Also, on June 18, 2008, the Corporation announced the appointment of Louise Lowrey as Executive Vice President and Director of the Technology and Support Group Executive and the appointment of Gary L. Guerrieri as Executive Vice President, Chief Credit Officer and Director of the Lending Support and Specialized Lending Group.
A copy of the press release relating to these appointments is attached as Exhibit 99.2.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
Exhibits:
10.1	Amended and Restated Employment Agreement dated June 18, 2008 between F.N.B. Corporation, First National Bank of Pennsylvania and Stephen J. Gurgovits.

10.2	Amended and Restated Consulting Agreement dated June 18, 2008 between F.N.B. Corporation, First National Bank of Pennsylvania and Stephen J. Gurgovits.

99.1	Press release dated June 20, 2008.

99.2	Press release dated June 24, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION (Registrant)

By:	/s/Brian F. Lilly

Name:	Brian F. Lilly
Title:	Chief Financial Officer (Principal Financial Officer)
Dated: June 24, 2008